Advanced Series Trust
655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

November 23, 2020

Dear Contract Owner,

As a contract owner who beneficially owns shares of the AST WEDGE Capital Mid-Cap Value Portfolio (the "Target Portfolio") of the Advanced Series Trust (the "Trust" or "AST"), you are cordially invited to a Special Meeting of Shareholders (the "Meeting") of the Target Portfolio to be held on January 7, 2021, at 11:15 a.m. Eastern Time. Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving situation with respect to the novel coronavirus disease ("COVID-19"). As a result, the Meeting will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meeting in person. Any shareholders wishing to participate in the Meeting by means of remote communication can do so at: https://viewproxy.com/Pru/ASTAnnuities/broadridgevsm/.

The Meeting is very important to the future of the Target Portfolio. At the Meeting, the shareholders of the Target Portfolio will be asked to approve or disapprove a Plan of Reorganization of the Target Portfolio (the "Plan"). As more fully explained in the attached Prospectus/Proxy Statement, the Plan provides for the transfer of all of the Target Portfolio's assets to the AST Neuberger Berman/LSV Mid-Cap Value Portfolio (the "Acquiring Portfolio") of the Trust in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Reorganization"). The fund resulting from the Reorganization is referred to herein as the "Combined Portfolio."

If the Plan is approved and the Reorganization is completed, you will beneficially own shares of the Acquiring Portfolio, rather than shares of the Target Portfolio. It is expected that the Reorganization, if approved, would be completed on or about February 22, 2021.

The Board of Trustees of the Trust (the "Board") has approved the Reorganization and recommends that you vote "FOR" the proposal. Although the Board has determined that the proposal is in your best interest, the final decision is yours. Based on information available as of June 30, 2020, the Reorganization is expected to benefit shareholders for several reasons, including that:

•  The Combined Portfolio will be larger than the Target Portfolio;

•  The contractual and effective investment management fee rates for the Combined Portfolio will be lower than the contractual and effective investment management fee rates for the Target Portfolio;

•  The total net operating expense ratio for the Combined Portfolio will be lower than the total net operating expense ratio for the Target Portfolio; and

•  The hypothetical investment performance of the strategy to be employed by the Acquiring Portfolio, after taking into account the Repositioning,(1) is better than the investment performance of the Target Portfolio for the one-, three-, five- and ten-year periods ended June 30, 2020.

The following pages include important information on the proposed Reorganization in a question and answer format. The pages that follow include the full Prospectus/Proxy Statement with detailed information regarding the Reorganization. Please read the full document, including the detailed description of the factors considered by the Board.

(1)  Effective on or about February 22, 2021, Massachusetts Financial Services Company, Wellington Management Company LLP and Victory Capital Management Inc., will replace Neuberger Berman Investment Advisers LLC and LSV Asset Management as the subadvisers to the Acquiring Portfolio. In addition, effective on or about February 22, 2021, the Acquiring Portfolio will be renamed the "AST Mid-Cap Value Portfolio." The preceding actions collectively are referred to as the "Repositioning."

Your vote is important no matter how large or small your investment. We urge you to read the attached Prospectus/Proxy Statement thoroughly and to indicate your voting instructions on the enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided. Alternatively, you may submit your vote by telephone by calling toll-free 800-690-6903 or you may vote over the Internet by going to www.proxyvote.com. Your voting instructions must be received by the Trust prior to January 7, 2021. The Target Portfolio shares that you beneficially own will be voted in accordance with the most current instructions received from you. All shares of the Target Portfolio, including Target Portfolio shares owned by a participating insurance company in its general account or otherwise, for which instructions are not received from contract owners will be voted by the participating insurance companies in the same proportion as the votes actually cast by contract owners regarding the Reorganization. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

For any questions or concerns you may have regarding the proposed Reorganization, please call 1-800-752-6342 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Time, Monday-Thursday, and 8:00 a.m. and 6:00 p.m. Eastern Time on Fridays.

Sincerely,

Timothy Cronin
President
Advanced Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the attached Prospectus/Proxy Statement for a complete description of the proposal. However, as a quick reference, the following questions and answers provide a brief overview of the proposal.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You have received these proxy materials and are being asked to provide voting instructions to your insurance company on the proposal because you are the beneficial owner of shares of the AST WEDGE Capital Mid-Cap Value Portfolio (the "Target Portfolio"), which is a series of the Advanced Series Trust (the "Trust" or "AST"). The Target Portfolio is seeking shareholder consideration and approval of an important proposal.

Q2. WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on the reorganization (the "Reorganization") of the Target Portfolio into the AST Neuberger Berman/LSV Mid-Cap Value Portfolio (the "Acquiring Portfolio"), which is a series of the Trust. The proposal is recommended by PGIM Investments LLC and AST Investment Services, Inc., which serve as the investment managers of the Acquiring Portfolio and the Target Portfolio, and has been approved by the Board of the Trust. The fund resulting from the Reorganization is referred to herein as the "Combined Portfolio."

Q3. HOW WILL THE PROPOSAL IMPACT FEES AND EXPENSES?

A. If the proposal is approved, it is expected that the total net expense ratio of the Combined Portfolio will be lower than the total net expense ratio of the Target Portfolio, meaning that shareholders of the Target Portfolio will see a reduction in the operating expenses that they pay. As a result, it is expected that Target Portfolio shareholders will benefit from decreased expenses. Please read the attached Prospectus/Proxy Statement for a complete description of the fees and expenses.

Q4. HOW WILL THE REORGANIZATION BENEFIT SHAREHOLDERS?

A. Based on information available as of June 30, 2020, the Reorganization is expected to benefit Target Portfolio shareholders for a number of reasons, including:

•  The Combined Portfolio will be larger than the Target Portfolio;

•  The contractual and effective investment management fee rates for the Combined Portfolio will be lower than the contractual and effective investment management fee rates for the Target Portfolio;

•  The total net operating expense ratio for the Combined Portfolio will be lower than the total net operating expense ratio for the Target Portfolio; and

•  The hypothetical investment performance of the strategy to be employed by the Acquiring Portfolio, after taking into account the Repositioning,(2) is better than the investment performance of the Target Portfolio for the one-, three-, five- and ten-year periods ended June 30, 2020.

Please read pages 8-21 of the attached Prospectus/Proxy Statement for a complete description of each of the factors the Board considered.

Q5. WHAT WILL HAPPEN TO THE TARGET PORTFOLIO'S CURRENT INVESTMENTS?

A. As explained further in the attached Prospectus/Proxy Statement, effective on or about February 22, 2021, the Acquiring Portfolio will be subadvised by Massachusetts Financial Services Company, Victory Capital Management Inc., and Wellington Management Company LLP. In addition, the Acquiring Portfolio will implement new principal investment strategies and will be renamed "AST Mid-Cap Value Portfolio." As such, the Combined Portfolio will be subadvised by each of the subadvisers noted above in accordance with the Acquiring Portfolio's current investment objective and revised investment strategies. The extent to which the securities of the Target Portfolio will be maintained by the Acquiring Portfolio will be determined consistent with the Combined Portfolio's investment

(2)  Effective on or about February 22, 2021, Massachusetts Financial Services Company, Wellington Management Company LLP and Victory Capital Management Inc., will replace Neuberger Berman Investment Advisers LLC and LSV Asset Management as the subadvisers to the Acquiring Portfolio. In addition, effective on or about February 22, 2021, the Acquiring Portfolio will be renamed the "AST Mid-Cap Value Portfolio." The preceding actions collectively are referred to as the "Repositioning."

objective and strategies in effect as of the date of the Reorganization. It is expected that a majority of the securities of the Target Portfolio and the Acquiring Portfolio will be sold in connection with the Reorganization and Repositioning.

Q6. HAS THE BOARD OF TRUSTEES OF THE TRUST APPROVED THE PROPOSAL?

A. Yes. The Board of Trustees of the Trust (the "Board") has approved the proposal and unanimously recommends that you vote in favor of the proposal. See pages 8-21 of the attached Prospectus/Proxy Statement for the complete list of factors considered by the Board in making its recommendation.

Q7. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT?

A. All costs incurred in entering into and carrying out the terms and conditions of the Reorganization, regardless of whether approved by shareholders, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of this Prospectus/Proxy Statement and related materials, will be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Target Portfolio or the Acquiring Portfolio. These costs are expected to be approximately $73,000.

Transaction costs, including spreads and brokerage commissions, will be paid by the transacting portfolio. It is expected that all or substantially all of the transaction costs of the Reorganization and Repositioning will be borne by the Combined Portfolio.

Q8. HOW MANY VOTES AM I ENTITLED TO SUBMIT?

A. The record date is October 9, 2020. As a contract owner, you are entitled to give your voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share related to your indirect investment in the Target Portfolio as of the record date.

Q9. WHEN WILL THE SHAREHOLDER MEETING TAKE PLACE?

A. The shareholder meeting (the "Meeting") is scheduled to take place on January 7, 2021, at 11:15 a.m. Eastern Time.

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving situation with respect to the novel coronavirus disease ("COVID-19"). As a result, the Meeting will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meeting in person. Any shareholders wishing to participate in the Meeting by means of remote communication can do so at https://viewproxy.com/Pru/ASTAnnuities/broadridgevsm/.

Q10. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

•  Attending the Meeting via remote communication at https://viewproxy.com/Pru/ASTAnnuities/broadridgevsm/. Please visit the Meeting website no later than 11:59 p.m. Eastern Time on the day before the Meeting to register. Shareholders will need to register for the Meeting by entering the control number found on the proxy card or voting instruction form on the Meeting website;

•  Completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the Meeting;

•  Calling toll-free 800-690-6903 and following the instructions. Voting instructions submitted by telephone must be submitted by 11:59 p.m., Eastern Time on the day before the Meeting; or

•  Online at www.proxyvote.com and following the instructions. Voting instructions submitted over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

Q11. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

Q12. WHEN WILL THE PROPOSED REORGANIZATION TAKE PLACE?

A. If approved, the proposed Reorganization is currently expected to go into effect on or about February 22, 2021.

Q13. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes. The proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

Q14. WHAT IF I HAVE QUESTIONS ON THE PROPOSED REORGANIZATION?

A. If you require assistance or have any questions regarding the proxy statement, please call 1-800-752-6342 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Time, Monday-Thursday, or between 8:00 a.m. and 6:00 p.m. Eastern Time on Fridays.

Q15. WILL SHAREHOLDERS BE ALLOWED TO TRANSFER OUT OF THE TARGET PORTFOLIO WITHOUT PENALTY AND WITHOUT BEING REQUIRED TO USE ONE OF THEIR ALLOTTED TRANSFERS?

A. Yes. Contract owners will be allowed one free transfer out of the Target Portfolio during the period within sixty (60) days of the effective date of the Reorganization (i.e., from 60 days before to 60 days after the effective date of the Reorganization).

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AST WEDGE CAPITAL MID-CAP VALUE PORTFOLIO
A SERIES OF THE ADVANCED SERIES TRUST

655 Broad Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 7, 2021

To the Shareholders of the AST WEDGE Capital Mid-Cap Value Portfolio, a series of the Advanced Series Trust:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the AST WEDGE Capital Mid-Cap Value Portfolio (the "Target Portfolio"), a series of the Advanced Series Trust (the "Trust" or "AST"), will be held on January 7, 2021, at 11:15 a.m. Eastern Time.

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving situation with respect to the novel coronavirus disease ("COVID-19"). As a result, the Meeting will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meeting in person. Any shareholders wishing to participate in the Meeting by means of remote communication can do so at https://viewproxy.com/Pru/ASTAnnuities/broadridgevsm/.

The purposes of the Meeting are as follows:

I.  To approve a Plan of Reorganization of the Trust on behalf of the Target Portfolio (the "Plan") regarding the proposed reorganization of the Target Portfolio into the AST Neuberger Berman/LSV Mid-Cap Value Portfolio (the "Acquiring Portfolio"), a series of the Trust.

As described in more detail below, the Plan provides for the transfer of all of the Target Portfolio's assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transaction, the Target Portfolio will be completely liquidated, and contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust. The Board of Trustees of the Trust (the "Board") unanimously recommends that you vote in favor of the proposal.

II.  To transact such other business as may properly come before the Meeting or any adjournment thereof.

A copy of the Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

The acquisition of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its shareholders is referred to herein as the "Reorganization." If shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this notice. The Board has fixed the close of business on October 9, 2020, as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, or any adjournment thereof, and only holders of record of shares of the Target Portfolio at the close of business on that date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Each full share of the Target Portfolio is entitled to one vote on the proposal, and each fractional share of the Target Portfolio is entitled to a corresponding fractional vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting, you are requested to complete, date and sign the enclosed voting instruction card relating to the Meeting and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone or over the Internet, as described in the Prospectus/Proxy Statement attached to this notice. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE BY CALLING 800-690-6903 AND FOLLOWING THE INSTRUCTIONS. YOU MAY ALSO VOTE OVER THE INTERNET AT WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO THE MEETING.

By order of the Board of Trustees of the Advanced Series Trust.

Andrew French
Secretary
Advanced Series Trust

PROXY STATEMENT
for
AST WEDGE CAPITAL MID-CAP VALUE PORTFOLIO
A SERIES OF THE ADVANCED SERIES TRUST
and
PROSPECTUS
for
AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO
A SERIES OF ADVANCED SERIES TRUST

Dated November 23, 2020

655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

Reorganization of AST WEDGE Capital Mid-Cap Value Portfolio
into AST Neuberger Berman/LSV Mid-Cap Value Portfolio

This Prospectus/Proxy Statement is furnished in connection with the Special Meeting of Shareholders (the "Meeting") of the AST WEDGE Capital Mid-Cap Value Portfolio (the "Target Portfolio"), a series of Advanced Series Trust (the "Trust" or "AST"). At the Meeting, you will be asked to consider and approve a Plan of Reorganization of the Trust (the "Plan") that provides for the reorganization of the Target Portfolio into the AST Neuberger Berman/LSV Mid-Cap Value Portfolio (the "Acquiring Portfolio," and together with the Target Portfolio, the "Portfolios"), a series of the Trust.

As described in more detail below, the Plan provides for the transfer of the Target Portfolio's assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by the Target Portfolio in a reorganization transaction will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transaction, the Target Portfolio will be completely liquidated, and contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust.

The acquisition of the assets of the Target Portfolio by the Acquiring Portfolio, in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its shareholders, is referred to herein as the "Reorganization." If shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio.

The Meeting will be held on January 7, 2021, at 11:15 a.m. Eastern Time. The Board of Trustees of the Trust (the "Board") is soliciting these voting instructions on behalf of the Target Portfolio and has fixed the close of business on October 9, 2020 (the "Record Date"), as the record date for determining Target Portfolio shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Only holders of record of shares of the Target Portfolio at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. This Prospectus/Proxy Statement is first being sent to contract owners on or about November 23, 2020.

The investment objective of the Target Portfolio is to seek capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued, while the investment objective of the Acquiring Portfolio is to seek capital growth. The Target Portfolio and the Acquiring Portfolio both serve as underlying mutual funds for variable annuity contracts and variable life insurance policies (the "Contracts") issued by life insurance companies

("Participating Insurance Companies"). The Participating Insurance Companies include Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company. Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the Target Portfolio through the Contracts and should consider themselves shareholders of the Target Portfolio for purposes of this Prospectus/Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct it, as owner of record of shares held in the Target Portfolio by its separate or general accounts, how it should vote on the Plan at the Meeting and at any adjournments thereof.

This Prospectus/Proxy Statement gives the information about the Reorganization and the issuance of the Acquiring Portfolio Shares that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. A copy of this Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. Additional information about the Acquiring Portfolio has been filed with the Securities and Exchange Commission (the "SEC"), including:

•  The Summary Prospectus of the Trust relating to the Acquiring Portfolio under file number 033-24962, dated April 27, 2020, which is incorporated herein by reference and is included with, and considered to be a part of, this Prospectus/Proxy Statement.

•  Supplement to the Summary Prospectus of the Trust relating to the Acquiring Portfolio under file number 033-24962, dated October 7, 2020, which is incorporated herein by reference as is included with, and consisted to be part of this Prospectus/Proxy Statement.

You may request a free copy of a Statement of Additional Information under file number 033-24962 dated April 27, 2020 (the "SAI"), relating to this Prospectus/Proxy Statement, or other documents relating to the Trust and the Acquiring Portfolio without charge by calling 800-778-2255 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. The SAI, under file number 033-24962, is incorporated herein by reference. The SEC maintains a website (www.sec.gov) that contains the SAI and other information relating to the Target Portfolio, the Acquiring Portfolio, and the Trust that has been filed with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROSPECTUS/PROXY STATEMENT
TABLE OF CONTENTS

Page
4	Summary
8	Information About the Reorganization
11	Comparison of the Target Portfolio, the Acquiring Portfolio and the Combined Portfolio
21	Management of the Portfolios
27	Voting Information
28	Additional Information About the Target Portfolio and the Acquiring Portfolio
28	Principal Holders of Shares
30	Financial Highlights
A-1	Exhibit A: Plan of Reorganization
B-1	Exhibit B: Advanced Series Trust Summary Prospectus Relating to the AST Neuberger Berman/LSV Mid-Cap Value Portfolio dated April 27, 2020, as supplemented on October 7, 2020.

SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the Target Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the Target Portfolio into the Acquiring Portfolio, resulting in a single mutual fund.

As further explained in "Management of the Target Portfolio and the Acquiring Portfolio," PGIM Investments LLC ("PGIM Investments") and AST Investment Services, Inc. ("ASTIS," and together with PGIM Investments, the "Manager") serve as investment managers to the Target Portfolio and the Acquiring Portfolio. The portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio."

Both the Target Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. Both the Target Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST WEDGE Capital Mid-Cap Value Portfolio	WEDGE Capital Management, LLP ("WEDGE")
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	Neuberger Berman Investment Advisers LLC ("NBIA"), LSV Asset Management ("LSV")(1)
Combined Portfolio	Massachusetts Financial Services Company ("MFS"), Victory Capital Management Inc. ("Victory") and Wellington Management Company LLP ("Wellington")

(1)  As of the effective date of the Reorganization, the Acquiring Portfolio will be subadvised by MFS, Victory and Wellington. Prior to the effective date of the Reorganization, NBIA and LSV serve as the subadvisers to the Acquiring Portfolio. In addition, effective on or about February 22, 2021, the Acquiring Portfolio will be renamed "AST Mid-Cap Value Portfolio." The preceding actions collectively are referred to as the "Repositioning."

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Target Portfolio immediately prior to the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Target Portfolio and Acquiring Portfolio are similar. The investment objective of the Target Portfolio is to seek capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued, while the investment objective of the Acquiring Portfolio is to seek capital growth. The investment objectives of the Target Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have similar principal investment strategies. Both the Target Portfolio and the Acquiring Portfolio employ a mid-cap value investment strategy. Each of the Target Portfolio and the Acquiring Portfolio normally invests at least 80% of its assets in securities issued by mid-capitalization companies. Both the Target Portfolio and the Acquiring Portfolio utilize the Russell Mid-Cap Value® Index as their secondary benchmark. The Target Portfolio has one subadviser, while the assets of the Combined Portfolio will be allocated among three subadvisers that employ complementary mid-cap value strategies.

As explained above, as of the effective date of the Reorganization, the Acquiring Portfolio will be managed by the Acquiring Portfolio's subadvisers, MFS, Victory and Wellington, according to the investment objective and principal investment strategies of the Acquiring Portfolio. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. Additionally, the Acquiring Portfolio will be renamed "AST Mid-Cap Value Portfolio."

The Target Portfolio normally employs a traditional value style, bottom-up investment discipline that is intended to help identify stocks that are undervalued relative to their long term normalized earnings capability. For the Combined Portfolio, MFS will use an active, bottom-up investment approach to identify stocks of companies that it believes are undervalued compared to their perceived worth; Victory will use a bottom-up investment process in conducting fundamental analysis to identify companies that have sustainable returns trading below Victory's assessment of intrinsic value and prospects for an inflection in business fundamentals that will enable the stock price to be revalued higher; and Wellington will use a contrarian investment approach of purchasing stocks the portfolio management team believes to be misunderstood by the marketplace, utilizing proprietary research resources within a disciplined, bottom-up investment process.

Principal Risks of the Portfolios

The principal risks associated with the Target Portfolio, the Acquiring Portfolio and the Combined Portfolio are similar. The Target Portfolio and the Acquiring Portfolio are subject to asset transfer program risk, economic and market events risk, equity securities risk, expense risk, investment style risk, market and management risk, mid-sized company risk, redemption risk and regulatory risk. The Target Portfolio is also subject to derivatives risk, foreign investment risk, and liquidity and valuation risk, while the Acquiring Portfolio is subject to quantitative model risk as an additional risk. While the Combined Portfolio will not be subject to quantitative risk, the Combined Portfolio will be subject to focus risk and real estate risk as additional risks once the Reorganization is complete. Detailed descriptions of the principal risks associated with the Target Portfolio, the Acquiring Portfolio and the Combined Portfolio are set forth in (i) this Prospectus/Proxy Statement under the caption "Comparison of the Target Portfolio, the Acquiring Portfolio and the Combined Portfolio—Principal Risks of the Portfolios;" and (ii) the summary prospectus for the Acquiring Portfolio attached as Exhibit B to this Prospectus/Proxy Statement.

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that the value of the Combined Portfolio's investments, and therefore, the value of the Combined Portfolio's shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The current effective and contractual investment management fee rates for the Acquiring Portfolio are lower than that for the Target Portfolio; and the effective and contractual investment management fee rates for the Combined Portfolio are expected to be lower than that of the Target Portfolio after the Reorganization is completed. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager that take into account any applicable waiver or reimbursement. Additionally, assuming completion of the Reorganization on June 30, 2020, based on assets under management for each of the Portfolios on that date, the pro forma annualized total net expense ratio of the Combined Portfolio is lower than the annualized total net expense ratio of the Target Portfolio. This means that Target Portfolio shareholders will benefit from a reduced total net expense ratio.

The following table describes the fees and expenses that owners of certain annuity contracts and variable life insurance policies (the "Contracts") may pay if they invest in the Target Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees
(fees paid directly from your investment)

	Target Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

*  Because shares of both the Target Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of 6/30/20)(1)
(expenses that are deducted from Portfolio assets)

	Target Portfolio		Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Management Fees	0.78%		0.72%		0.72%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%
Other Expenses	0.05%		0.03%		0.03%
Total Annual Portfolio Operating Expenses	1.08%		1.00%		1.00%
Fee Waiver and/or Expense Reimbursement	(0.01	)%(2)	(0.00	)%(3)	(0.01	)%(4)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.07%		1.00%		0.99%

(1)  On or about February 22, 2021, the Acquiring Portfolio will be "repositioned," which involves subadviser changes and changes to the Acquiring Portfolio's investment strategies. In addition, effective on or about February 22, 2021, the Acquiring Portfolio will be renamed "AST Mid-Cap Value Portfolio."

(2)  The Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(3)  The Manager has contractually agreed to waive 0.002% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(4)  To the extent the Reorganization is approved, the Manager has contractually agreed to waive 0.0051% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Combined Portfolio so that the Combined Portfolio's investment management fee plus other expenses (exclusive, in all cases, of interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Combined Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.00% of the Combined Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the Target Portfolio, the Acquiring Portfolio and the Combined Portfolio (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Portfolio(1)	$109	$342	$595	$1,316
Acquiring Portfolio(1)	$102	$318	$552	$1,225
Combined Portfolio (Pro Forma Surviving)(1)	$101	$317	$551	$1,224

(1)  Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled "Annual Portfolio Operating Expenses" (as of June 30, 2020).

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2019, the Target Portfolio's turnover rate was 25% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 18% of the average value of its portfolio. On or about February 22, 2021, the Acquiring Portfolio will be "repositioned."

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the Target Portfolio will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time the Target Portfolio's assets are transferred to the Acquiring Portfolio and the Target Portfolio's liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the Target Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the Target Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

Both the Target Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the "Information About the Reorganization—Reasons for the Reorganization" section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of the Advanced Series Trust, on behalf of the Target Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

This section describes the Reorganization for the Target Portfolio and the Acquiring Portfolio. This section is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Reasons for the Reorganization

Based on a recommendation of the Manager of the Target Portfolio, the Board, including the Trustees who are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940 (collectively, the "Independent Trustees"), has unanimously approved the Reorganization. The Manager is recommending the Reorganization because it would offer Target Portfolio shareholders exposure to multiple subadvisers, with the goal of providing improved risk-adjusted performance. The Board also unanimously recommends that the beneficial shareholders of the Target Portfolio approve the Reorganization. The Board also unanimously determined that the Reorganization would be in the best interests of the beneficial shareholders of each of the Portfolios, and that the interests of the shareholders of each of the Portfolios would not be diluted as a result of the Reorganization.

Based on detailed information the Manager provided the Board regarding the Target Portfolio, the Acquiring Portfolio and the Combined Portfolio as of June 30, 2020, the Reorganization is expected to benefit Target Portfolio shareholders for a number of reasons including:

•  The Combined Portfolio will be larger than the Target Portfolio;

•  The contractual and effective investment management fee rates for the Combined Portfolio will be lower than the contractual and effective investment management fee rates for the Target Portfolio;

•  The total net operating expense ratio for the Combined Portfolio will be lower than the total net operating expense ratio for the Target Portfolio; and

•  The hypothetical investment performance of the strategy to be employed by the Acquiring Portfolio, after taking into account the Repositioning,(3) is better than the investment performance of the Target Portfolio for the one-, three-, five- and ten-year periods ended June 30, 2020.

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Target Portfolio immediately prior to the Reorganization.

The Manager provided, and the Board considered, information regarding any potential adverse impact to shareholders as a result of the Reorganization. In connection with the Reorganization and the Repositioning, there will be purchases and sales of securities, which will result in costs, such as brokerage commissions. The Manager currently expects that all or substantially all of the Target Portfolio's assets will be transferred in-kind into the Acquiring Portfolio and all or substantially all of the transactions will be made by the Combined Portfolio after the Reorganization. Any costs for transactions prior to the Reorganization will be borne by the Target Portfolio shareholders, and any costs for transactions after the Reorganization will be borne by the Combined Portfolio shareholders. Actual portfolio sales and purchases after the Reorganization will depend on portfolio composition, market conditions and other factors at the time of the Reorganization. The Manager currently estimates that portfolio repositioning after the Reorganization may result in the commission costs of approximately 0.04% of the net assets of the Combined Portfolio. Commission costs may vary from this estimate.

For the reasons discussed above, the Board of Trustees of the Advanced Series Trust unanimously recommends that you vote FOR the Plan.

(3)  Effective on or about February 22, 2021, Massachusetts Financial Services Company, Wellington Management Company LLP and Victory Capital Management Inc., will replace Neuberger Berman Investment Advisers LLC and LSV Asset Management as the subadvisers to the Acquiring Portfolio. In addition, effective on or about February 22, 2021, the Acquiring Portfolio will be renamed the "AST Mid-Cap Value Portfolio." The preceding actions collectively are referred to as the "Repositioning."

If shareholders of the Target Portfolio do not approve the Plan, the Board will consider other possible courses of action, including, among others, consolidation of the Target Portfolio with one or more portfolios of the Trust other than the Acquiring Portfolio, or unaffiliated funds, or the liquidation of the Target Portfolio.

Closing of the Reorganization

If shareholders of the Target Portfolio approve the Plan, the Reorganization will take place after various conditions are satisfied by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio, including the preparation of certain documents. The Trust will determine a specific date for the actual Reorganization to take place, which is presently expected to occur on or about February 22, 2021. This is called the "Closing Date." If the shareholders of the Target Portfolio do not approve the Plan, the Reorganization will not take place for the Target Portfolio, and the Board will consider alternative courses of actions, as described above.

If the shareholders of the Target Portfolio approve the Plan, the Target Portfolio will deliver to the Acquiring Portfolio all of its assets on the Closing Date, the Acquiring Portfolio will assume all of the liabilities of the Target Portfolio on the Closing Date, and the Acquiring Portfolio will issue the Acquiring Portfolio Shares to the Target Portfolio. The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the Reorganization. The Participating Insurance Companies then will make a conforming exchange of units between the applicable sub-accounts in their separate accounts. As a result, shareholders of the Target Portfolio will beneficially own shares of the Acquiring Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the Target Portfolio. The stock transfer books of the Target Portfolio will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Target Portfolio may be submitted at any time before the close of regular trading on the New York Stock Exchange on the Closing Date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Trust may amend the Plan without shareholder approval. The Trust may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval by shareholders of the Target Portfolio.

Expenses of the Reorganization

All costs incurred in entering into and carrying out the terms and conditions of the Reorganization, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of this Prospectus/Proxy Statement and related materials, will be paid by Prudential Annuities Distributors, Inc. or its, not the Target Portfolios or the Acquiring Portfolio. The estimated expenses for this Proxy Statement, including printing and mailing, the shareholder meeting, any proxy solicitation expenses, prospectus updates and proxy solicitation is $73,000. Transaction costs, including brokerage commissions, will be paid by the transacting portfolio.

Certain Federal Income Tax Considerations

Both Portfolios are treated as partnerships for U.S. federal income tax purposes. As a Partnership, each Portfolio's income, gains, losses, deductions, and credits are proportionately distributed to the Participating Insurance Companies and retain the same character for Federal Income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Contract owners should consult the prospectuses of their respective Contracts for information on the federal income tax consequences to such owners. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in one of the Portfolios, including the application of state and local taxes.

Each of the Portfolios complies with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code").

The Reorganization may entail various consequences, which are discussed below under the caption "Federal Income Tax Consequences of the Reorganization."

Federal Income Tax Consequences of the Reorganization

The following discussion is applicable to the Reorganization. The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free transaction under the Code. In addition, assuming that the Contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for U.S. federal income tax purposes even if the Reorganization did not qualify as a tax-free transaction. It is a condition to each Portfolio's obligation to complete the Reorganization that the Portfolios will have received an opinion from Goodwin Procter LLP, counsel to the Portfolios, based upon representations made by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio, and upon certain assumptions, substantially to the effect that the transactions contemplated by the Plan should constitute a tax-free transaction for U.S. federal income tax purposes.

As set forth above, both Portfolios are treated as partnerships for U.S. federal income tax purposes. Based on such treatment and certain representations made by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio relating to the Reorganization, for U.S. federal income tax purposes under Sections 721 and 731 of the Code and related Code Sections (references to "shareholders" are to the Participating Insurance Companies):

1.  The transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for the Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio.

2.  The shareholders of the Target Portfolio should not recognize gain or loss upon the exchange of all of their shares solely for Acquiring Portfolio Shares, as described in this Prospectus/Proxy Statement and the Plan.

3.  No gain or loss should be recognized by the Target Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities, if any, of the Target Portfolio. In addition, no gain or loss should be recognized by the Target Portfolio on the distribution of such Acquiring Portfolio Shares to the shareholders of the Target Portfolio (in liquidation of the Target Portfolio).

4.  No gain or loss should be recognized by the Acquiring Portfolio upon the acquisition of the assets of the Target Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption of the liabilities, if any, of the Target Portfolio.

5.  The Acquiring Portfolio's tax basis for the assets acquired from the Target Portfolio should be the same as the tax basis of these assets when held by the Target Portfolio immediately before the transfer, and the holding period of such assets acquired by the Acquiring Portfolio should include the holding period of such assets when held by the Target Portfolio.

6.  A Target Portfolio shareholder's tax basis for the Acquiring Portfolio Shares to be received by it pursuant to the Reorganization should be the same as its tax basis in the Target Portfolio shares exchanged therefore reduced or increased by any net decrease or increase, as the case may be, in such shareholder's share of the liabilities of the Portfolios as a result of the Reorganization.

7.  The holding period of the Acquiring Portfolio Shares to be received by shareholders of the Target Portfolio should include the holding period of their Target Portfolio shares exchanged therefor, provided such shares were held as capital assets on the date of exchange.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. Shareholders of the Target Portfolio should consult their tax advisors regarding the tax consequences to them of the Reorganization in light of their individual circumstances.

A Contract owner should consult the prospectus for his or her Contract on the federal tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization, because this discussion only relates to U.S. federal income tax consequences.

On or about February 22, 2021, the Acquiring Portfolio will be "repositioned," which involves subadviser changes and changes to the Acquiring Portfolio's investment strategies.

Characteristics of Acquiring Portfolio Shares

The Acquiring Portfolio Shares to be distributed to Target Portfolio shareholders will have substantially identical legal characteristics as shares of beneficial interest of the Target Portfolio with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

The Target Portfolio and the Acquiring Portfolio are each organized as a series of a Massachusetts business trust. There are no material differences between the rights of shareholders of the Portfolios.

COMPARISON OF THE TARGET PORTFOLIO, THE ACQUIRING PORTFOLIO AND THE COMBINED PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Target Portfolio and Acquiring Portfolio are similar. The investment objective of the Target Portfolio is to seek capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued, while the investment objective of the Acquiring Portfolio is to seek capital growth. The investment objectives of the Target Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have similar principal investment strategies. Both the Target Portfolio and the Acquiring Portfolio employ a mid-cap value investment strategy. Each of the Target Portfolio and the Acquiring Portfolio normally invests at least 80% of its assets in securities issued by mid-capitalization companies. Both the Target Portfolio and the Acquiring Portfolio utilize the Russell Mid-Cap Value® Index as their secondary benchmark. The Target Portfolio has one subadviser, while the assets of the Combined Portfolio are allocated among three subadvisers that employ complementary mid-cap value strategies.

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio's subadvisers, MFS, Victory and Wellington, according to the investment objective and principal investment strategies of the Acquiring Portfolio. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. Additionally, the Acquiring Portfolio will be renamed "AST Mid-Cap Value Portfolio."

The Target Portfolio normally employs a traditional value style, bottom-up investment discipline that is intended to help identify stocks that are undervalued relative to their long term normalized earnings capability. For the Combined Portfolio, MFS will use an active, bottom-up investment approach to identify stocks of companies that it believes are undervalued compared to their perceived worth; Victory will use a bottom-up investment process in conducting fundamental analysis to identify companies that have sustainable returns trading below Victory's assessment of intrinsic value and prospects for an inflection in business fundamentals that will enable the stock price to be revalued higher; and Wellington will use a contrarian investment approach of purchasing stocks the portfolio management team believes to be misunderstood by the marketplace, utilizing proprietary research resources within a disciplined, bottom-up investment process.

	Target Portfolio	Acquiring Portfolio	Combined Portfolio
Investment Objective:	To seek capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.	To seek capital growth.	To seek capital growth.
Principal Investment Strategies:	In pursuing its investment objective, the Target Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by mid-capitalization companies. Mid-capitalization companies are generally those that have market capitalizations, at the time of purchase, within the range of companies included in the Russell Midcap® Value Index during the previous 12 months based on month-end data.
Although the Subadviser will follow the Target Portfolio's policy of investing, under normal circumstances, at least 80% of the Target Portfolio's assets in mid-capitalization companies, the Subadviser expects to utilize different investment strategies to achieve the Target Portfolio's objective of capital growth.
The Subadviser normally employs a traditional value style, bottom-up investment discipline that is intended to help identify stocks that are undervalued relative to their long term normalized earnings capability. The Subadviser first employs two proprietary, fundamentally based screening models, using publicly available data on all eligible companies. The Subadviser's	In pursuing its investment objective, the Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in medium capitalization companies. Generally, companies with equity market capitalizations that fall within the range of the Russell Midcap® Value Index at the time of investment are considered mid-cap companies for purposes of the Acquiring Portfolio. Some of the Acquiring Portfolio's assets may be invested in the securities of large-cap companies as well as in small-cap companies. The Acquiring Portfolio seeks to reduce risk by diversifying among many companies and industries.
The assets of the Acquiring Portfolio are independently managed by two subadvisers under a multi-manager structure. The division of the Acquiring Portfolio's assets and daily cash inflows and outflows between the subadvisers are determined by the Manager in its sole discretion. The Manager may change the allocation of assets between the subadvisers, transfer assets between the subadvisers, or change the allocation of cash inflows or outflows between the	In pursuing its investment objective, the Combined Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by medium capitalization companies. For purposes of the Combined Portfolio, mid-capitalization companies are generally those that have market capitalizations between $1 billion and 120% of the market capitalization of the largest company included in the Russell Midcap® Value Index.
The assets of the Combined Portfolio are independently managed by three subadvisers under a multi-manager structure. The subadvisers are MFS, Wellington, and Sycamore Capital, an investment franchise of Victory. The subadvisers use bottom-up, fundamental research approaches.
MFS is responsible for managing a portion of the Combined Portfolio's assets. MFS normally invests the portion of the Combined Portfolio's assets assigned to it primarily in equity securities. Equity securities include common stocks, equity interests in real estate investment trusts (REITs), and other securities that represent

Target Portfolio	Acquiring Portfolio	Combined Portfolio
Fundamental Value Model identifies those stocks, with a market capitalization within the broad mid cap market segment, as captured by the Russell Midcap Value® Index and the S&P 500 Index, with the greatest potential for profit, based on projected earnings growth, earnings quality, capital use and valuation. In an effort to avoid financially unsound companies, the Subadviser then employs its Financial Quality Model, which focuses on earnings growth, liquidity, profitability, and leverage factors. Stocks are ranked by both models for relative attractiveness, with approximately 35% of the initial universe becoming eligible for subsequent research.
Finally, the Subadviser focuses on those companies that meet its value an financial quality parameters. The Subadviser's research analysts employ comprehensive, qualitative and quantitative analysis to identify stocks with unrecognized value. Areas of emphasis include independent earnings forecasts and financial statement analysis, an evaluation of free cash flow generation and return on invested capital, absolute and relative valuations, industry analysis and competitive positioning, management capabilities and incentives. Ideas are constructively debated among the investment research staff, culminating with a review and required approval by the Investment Policy Committee, prior to purchase. The Subadviser's decision to sell a stock is as	subadvisers for any reason and at any time without prior notice.
NBIA uses bottom-up, fundamental research to identify high quality companies that are trading at a substantial discount to their intrinsic value, defined as NBIA's estimate of a company's true long-term economic worth, where there is a strategic plan or event that is expected to both enhance value and narrow the value/price gap. Intrinsic value reflects NBIA's analysis and estimates. There is no guarantee that any intrinsic value will be realized; security prices may decrease regardless of intrinsic values.
Applying a consistent, private equity-style investment framework, NBIA focuses its research efforts on a company's long-term outlook and strategic catalysts that can potentially unlock value. Their approach emphasizes asset values and cash flows, directly engaging a company's management team to evaluate its strategic direction, execution abilities and direct incentive compensation.
NBIA will consider reducing or eliminating a position when the gap between its price and its intrinsic value has narrowed or been eliminated or when other opportunities appear more attractive. Changes in management or corporate strategy may also result in the reduction or elimination of a position. NBIA does not have an automatic sell decision when a holding increases to a certain market capitalization level an ownership interest (or right to acquire an ownership interest) in a company or other issuer. MFS focuses on investing the portion of the Combined Portfolio's assets assigned to MFS in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. MFS may invest the Combined Portfolio's assets in foreign securities. MFS normally invests the Combined Portfolio's assets across different industries and sectors, but MFS may invest a significant percentage of the Combined Portfolio's assets in issuers in a single industry or sector. MFS uses an active bottom-up investment approach to buying and selling investments for the Combined Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

Target Portfolio	Acquiring Portfolio	Combined Portfolio
highly disciplined as the decision to buy.
Stocks are sold when fair valuation is reached, the original investment thesis has materially deteriorated, an upgrade opportunity develops or, with limited flexibility when warranted, the stock's Fundamental Value Model ranking falls to a predetermined level. A further sell discipline is applied as it relates to the Subadviser's mid cap market cap range- if a stock appreciates to 1.5x the upper market cap limit of the Target Portfolio's benchmark indices, it becomes a candidate for sale.	based on underperformance. They would continue to hold a stock if they believed that it could ultimately contribute to performance.
LSV follows an active investment strategy utilizing a quantitative investment model to evaluate and recommend investment decisions for its portion of the Acquiring Portfolio in a bottom-up, contrarian value approach. The primary components of the model are:
• indicators of fundamental undervaluation, such as low price-to-cash flow ratio or low price-to-earnings ratio,
• indicators of past negative market sentiment, such as poor past stock price performance,
• indicators of recent momentum, such as high recent stock price performance, and
• control of incremental risk relative to the benchmark index.
All such indicators are measured relative to the overall universe of medium capitalization companies.	Victory, through its investment franchise, Sycamore Capital, is responsible for managing a portion of the Combined Portfolio's assets. Victory invests in companies that it believes to be of high quality based on criteria such as market share position, profitability, balance sheet strength, competitive advantages, management competence and the ability to generate excess cash flow. Victory uses a bottom-up investment process in conducting fundamental analysis to identify companies that have sustainable returns trading below Victory's assessment of intrinsic value and prospects for an inflection in business fundamentals that will enable the stock price to be revalued higher. Victory may sell a security if it believes the stock has reached its fair value estimate, if a more attractive opportunity is identified, or if the fundamentals of the company deteriorate.
Wellington employs a contrarian investment approach of purchasing stocks the portfolio team believes to be misunderstood by the marketplace, utilizing proprietary research resources within a disciplined, bottom-up investment process. Wellington's investment philosophy centers on the belief that investors often misprice equities due to behavioral biases such as anchoring and/or recency bias. During times of stress, investors are often overcome by emotion, myopically focused on short-term results and typically lack the depth

Target Portfolio	Acquiring Portfolio	Combined Portfolio
and conviction to take a contrarian perspective. Through a structured focus on a combination of valuation, quality, and capital return, the Wellington team seeks to opportunistically capitalize on stock dislocations with a competitively advantaged assessment of earnings power and business quality. Wellington Management will sell a stock when it reaches/approaches our target price, exceeds our market-cap limitations, fundamentals deteriorate, or if we find better risk/reward opportunities elsewhere.
The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. As previously noted, the Target Portfolio and the Acquiring Portfolio have similar investment objectives and substantially similar principal investment strategies. An investment in the Target Portfolio involves similar risks as an investment in the Acquiring Portfolio or the Combined Portfolio, as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can't guarantee success.

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.	Yes	Yes	Yes
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.	Yes	No	No
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.	Yes	Yes	Yes
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.	Yes	Yes	Yes

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table above for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.	Yes	Yes	Yes
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio's performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested.	No	No	Yes
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.	Yes	No	Yes
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.	Yes	Yes	Yes
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio's net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust's Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.	Yes	No	Yes

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, including quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results. The value of the Portfolio's investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics. There is no guarantee that the investment objective of the Portfolio will be achieved.	Yes	Yes	Yes
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio's ability to sell the securities.	Yes	Yes	Yes
Quantitative Model Risk. The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective.	No	Yes	No
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.	No	No	Yes
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.	Yes	Yes	Yes

Principal Risks	Target Portfolio	Acquiring Portfolio	Combined Portfolio
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.	Yes	Yes	Yes

Performance of Target Portfolio

A number of factors, including risk, can affect how the Target Portfolio performs. The information below provides some indication of the risks of investing in the Target Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Target Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns

BEST QUARTER: 13.56% (1st Quarter of 2013) WORST QUARTER: -20.05% (3rd Quarter of 2011)

Average Annual Total Returns (for the year ended 12/31/19)

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Target Portfolio	19.14%	5.64%	4.65%	10.44%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	31.46%	15.26%	11.69%	13.55%
Russell MidCap Value Index (reflects no deduction for fees, expenses or taxes)	27.06%	8.10%	7.62%	12.41%

Average Annual Total Returns (for the period ended 6/30/20)

	YEAR TO DATE	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Target Portfolio	-28.55%	-25.62%	-8.39%	-2.49%	6.85%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-3.07%	7.50%	10.73%	10.72%	13.99%
Russell MidCap Value Index (reflects no deduction for fees, expenses or taxes)	-18.1%	-11.8%	-0.54%	3.3%	10.3%

Performance of Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

On or about February 22, 2021, the Acquiring Portfolio will be "repositioned." As part of the Repositioning, the principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio, as set forth above. The Repositioning is not reflected in the performance information provided below.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns(1)

BEST QUARTER: 15.28% (4th quarter of 2011) WORST QUARTER: -21.17% (3rd quarter of 2011)

(1)  "Annual Returns," as presented, only reflect the performance of NBIA and LSV as the current subadvisers to the Acquiring Portfolio. Effective on or about February 22, 2021, MFS, Victory and Wellington will serve as subadvisers to the Acquiring Portfolio. In addition, on or about effective February 22, 2021, the Acquiring Portfolio will be renamed "AST Mid-Cap Value Portfolio."

Average Annual Total Returns (for the year ended 12/31/19)(1)

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Acquiring Portfolio	21.01%	4.79%	5.12%	11.37%
Russell MidCap Value Index (reflects no deduction for fees, expenses or taxes)	27.06%	8.10%	7.62%	12.41%
Russell MidCap Index (reflects no deduction for fees, expenses or taxes)	30.54%	12.06%	9.33%	13.19%

(1) "Average Annual Total Returns," as presented, only reflect the performance of NBIA and LSV as the current subadvisers to the Acquiring Portfolio. Effective on or about February 22, 2021, MFS, Victory and Wellington will serve as subadvisers to the Acquiring Portfolio. In addition, on or about effective February 22, 2021, the Acquiring Portfolio will be renamed "AST Mid-Cap Value Portfolio."

Average Annual Total Returns (for the period ended 6/30/20)(1)

	YEAR TO DATE	1 YEAR	3YEARS	5 YEARS	10 YEARS
Acquiring Portfolio	-24.56%	-19.79%	-6.41%	-1.13%	8.61%
Russell MidCap Value Index (reflects no deduction for fees, expenses or taxes)	-18.1%	-11.8%	-0.54%	3.3%	10.3%
Russell MidCap Index (reflects no deduction for fees, expenses or taxes)	-9.13%	-2.24%	5.79%	6.76%	12.35%

(1)  "Average Annual Total Returns," as presented, only reflect the performance of NBIA and LSV as the current subadvisers to the Acquiring Portfolio. Effective on or about February 22, 2021, MFS, Victory and Wellington will serve as subadvisers to the Acquiring Portfolio. In addition, on or about effective February 22, 2021, the Acquiring Portfolio will be renamed "AST Mid-Cap Value Portfolio."

Capitalizations of Target Portfolio and Acquiring Portfolio Before and After Reorganization

The following tables set forth, as of June 30, 2020: (i) the capitalization of the Target Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

	Target Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$242,683,808	$637,051,431	$—		$879,735,239
Total shares outstanding	13,246,872	23,918,340	(4,133,699	)(a)	33,031,513
Net asset value per share	$18.32	$26.63	$—		$26.63

(a)    Reflects the change in shares of the Target Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the Target Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Target Portfolio immediately prior to the Reorganization.

MANAGEMENT OF THE PORTFOLIOS

This section provides more information about: (i) PGIM Investments and ASTIS, (ii) WEDGE as subadviser to the Target Portfolio, (iii) NBIA and LSV as subadvisers to the Acquiring Portfolio, and (iv) MFS, Victory and Wellington as subadvisers to the Combined Portfolio.

Investment Management Arrangements

The Target Portfolio and the Acquiring Portfolio are managed by PGIM Investments, 655 Broad Street, Newark, NJ 07102, and ASTIS, One Corporate Drive, Shelton, Connecticut 06484. As previously noted, the term Manager is used to refer to both PGIM Investments and ASTIS.

As of June 30, 2020, PGIM Investments served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $313.9 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

As of June 30, 2020, ASTIS served as investment manager to certain Prudential US and offshore open-end investment companies with aggregate assets of approximately $159.8 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

The Investment Management Agreements between the Manager and the Trust on behalf of the Target Portfolio and the Acquiring Portfolio (the "Management Agreements"), provides that the Manager will furnish the Target Portfolio and the Acquiring Portfolio with investment advice and administrative services subject to the oversight of the Board and in conformity with the stated principal investment strategies of the Target Portfolio and the Acquiring Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Trustees.

The Trust uses a "manager-of-managers" structure. That means that the Manager has engaged the subadvisers to conduct the investment programs of the Target Portfolio and the Acquiring Portfolio, including the purchase, retention and sale of portfolio securities and other financial instruments. The Manager is responsible for monitoring the activities of the subadvisers and reporting on such activities to the Trustees. The Trust has obtained an exemptive order from the SEC that permits the Manager, subject to approval by the Board, to hire or change subadvisers for the Target Portfolio and the Acquiring Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. This exemptive order (which is similar to exemptive orders granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by the Manager and the Trustees.

If there is more than one subadviser for the Target Portfolio and the Acquiring Portfolio, the Manager will normally determine the division of the assets for each of the Portfolios among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Manager deems appropriate. The Manager may, in its discretion, change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the subadvisers and the Manager may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers and the Manager select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Target Portfolio or the Acquiring Portfolio or that certain subadvisers or the Manager may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a subadviser buys a security as another subadviser or the Manager sells it, the net position of the Target Portfolio or the Acquiring Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Target Portfolio or the Acquiring Portfolio will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets or cash flows. The Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each of the Portfolios and its shareholders.

A discussion regarding the basis for the Board's approvals of the Trust's Management Agreements and the subadvisory agreements are available in the Trust's semi-annual reports (for agreements approved during the six-month period ended June 30) and in the Trust's annual reports (for agreements approved during the six-month period ended December 31).

Subadvisers of the Portfolios. The Target Portfolio is subadvised by WEDGE, and the Acquiring Portfolio is subadvised by NBIA and LSV. The SAI provides additional information about the portfolio managers responsible for the day-to-day management of each of the Portfolios, the portfolio manager's compensation, other accounts that each portfolio manager manages, and ownership of portfolio securities by each portfolio manager. If the Reorganization is approved, the Combined Portfolio will be managed by MFS, Victory and Wellington.

Descriptions of the subadvisers and the portfolio managers are set forth below:

Target Portfolio

WEDGE Capital Management, LLP (WEDGE) is an independent investment adviser owned and operated by 17 General Partners. As of June 30, 2020, WEDGE had approximately $9,577.1 million in assets under management. WEDGE's address is 301 South College St., Suite 3800, Charlotte, North Carolina 28202.

The portfolio managers jointly and primarily responsible for management of the Target Portfolio are John G. Norman, Caldwell Calame, Brian J. Pratt and Michael D. Ritzer.

John G. Norman, General Partner, has twenty-eight years of investment experience and is responsible for portfolio management and client service. John also serves on the firm's Management Committee. Prior to joining WEDGE in 2004, Mr. Norman was a Senior Vice President at Banc of America Capital Management. He was formerly associated with Brown Brothers Harriman, Wheat First Butcher Singer, and William M. Mercer Investment Consulting. Mr. Norman received his Bachelor of Business Administration—Finance from The College of William and Mary. John is both a member of the firm's Management Committee and Investment Policy Committee.

Caldwell Calame, CFA, General Partner, has twenty-six years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 2007, Mr. Calame was a Director and Institutional Relationship Manager at Columbia Management, the asset management group of Bank of America. He was formerly associated with Bank of America in multiple groups including Banc of America Capital Management and Banc of America Investor Services. Mr. Calame received his Bachelor of Arts degree in Psychology at The University of the South at Sewanee. He also received his Masters of Business Administration degree at Wake Forest University, the Babcock Graduate School of Management. Caldwell is a member of the firm's Investment Policy Committee.

Brian J. Pratt, CFA, General Partner and Co-Lead Analyst, is responsible for equity research on mid cap companies. Prior to joining WEDGE in 2007, Brian worked as a litigation consultant with Tucker Alan and Navigant Consulting, providing financial and accounting advisory services in large commercial disputes. Brian received his Bachelor of Arts degree in Economics and Philosophy from Vanderbilt University and his Master of Business Administration degree from the Darden Graduate School of Business at the University of Virginia. Brian is a member of the firm's Investment Policy Committee.

Michael D. Ritzer, CFA, General Partner and Co-Lead Analyst, has fourteen years of investment experience and is responsible for research on mid cap companies. Prior to joining WEDGE in 2010, Mike was a Senior Analyst at Freestyle Fund Services Company in New York, NY. He was formerly an Investment Banking Analyst for Jefferies & Company. Mike received his Bachelor of Science in Commerce degree with a concentration in Finance and a second major in English from the McIntire School of Commerce at the University of Virginia. He received his Master of Business Administration degree from the Darden Graduate School of Business at the University of Virginia. Mike is a member of the firm's Investment Policy Committee.

Acquiring Portfolio and Combined Portfolio (as applicable)

PGIM Investments is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PGIM Investments' address is 655 Broad Street, Newark, New Jersey 07102.

Brian Ahrens, Andrei Marinich, Todd L. Kerin and Saleem Z. Banatwala, are jointly and primarily responsible for the Acquiring Portfolio's and Combined Portfolio's asset allocations.

Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group (SIRG) of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.

Andrei Marinich, CFA, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments' SIRG. This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include multi-manager single asset class, liquid alternative, multi-asset target risk and outcome-oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.

Todd L. Kerin is a Vice President and member of SIRG's Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor's working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P's Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.

Saleem Z. Banatwala, CFA, joined PGIM Investments in February 2013 as a research analyst focused on Portfolio Construction with SIRG. Prior to joining SIRG, Mr. Banatwala worked as an analyst for a pension consulting firm, and was responsible for the development of strategic investment policy for various foundations, endowments, and corporate pension plans. In addition to this, he conducted due diligence on various target date fund offerings for corporate defined contribution plans. Mr. Banatwala received his B.B.A. from Texas A&M University in College Station, TX. He is a CFA charter holder and a member of the CFA Society New York.

Neuberger Berman Investment Advisers LLC (NBIA). Is an indirect, wholly-owned subsidiary of Neuberger Berman Group LLC ("Neuberger Berman"). As of June 30, 2020, NBIA and its affiliates managed approximately $374 billion in assets. NBIA's address is 1290 Avenue of the Americas, New York, New York 10104.

NBIA Segment. The portfolio manager responsible for the day-to-day management of the segment of the Acquiring Portfolio managed by NBIA is Michael Greene.

Michael Greene joined NBIA when the firm acquired David J. Greene and Company, LLC (DJG) in 2008. He has over 35 years of industry experience and has served as portfolio manager for the mid cap intrinsic value strategy since its inception in 1997. In his previous role, Mr. Greene was Chief Executive Officer and Chief Investment Officer at DJG since 1999. He joined DJG in 1985 as a research analyst, became a member of the Investment Committee in 1991 and a member of the Executive Committee in 1995.

LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of a proprietary model. As of June 30,

2020, LSV had approximately $90.6 billion in assets under management. LSV's address is 155 North Wacker Drive, 46th Floor, Chicago, Illinois 60606.

LSV Segment. The portfolio managers jointly and primarily responsible for the day-to-day management of the segment of the Acquiring Portfolio managed by LSV are Josef Lakonishok, Ph.D., Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight and Guy Lakonishok, CFA.

Josef Lakonishok, Ph.D., has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 42 years of investment and research experience.

Menno Vermeulen, CFA has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Portfolio Manager and Partner since 1998. He has more than 27 years of investment experience.

Puneet Mansharamani, CFA has served as a Senior Quantitative Analyst of LSV since 2000 and a Partner and Portfolio Manager since 2006. He has more than 20 years of investment experience.

Greg Sleight has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and Portfolio Manager since 2014. He has more than 13 years of investment experience.

Guy Lakonishok, CFA has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and Portfolio Manager since 2014. He has more than 18 years of investment experience.

Combined Portfolio

Massachusetts Financial Services Company (MFS). MFS is the oldest US mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $507 billion as of June 30, 2020.

MFS Segment. The MFS co-portfolio managers who are jointly and primarily responsible for the day-to-day management of the segment of the Combined Portfolio managed by MFS are Brooks Taylor and Kevin Schmitz.

Brooks Taylor, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 1996.

Kevin Schmitz, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 2002.

Victory Capital Management Inc. (Victory Capital) is a registered investment adviser with its principal business address at 15935 La Cantera Parkway, San Antonio, Texas 78256. Victory Capital is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. ("VCH"), a publicly traded Delaware corporation. As of June 30, 2020, Victory Capital managed or advised assets in excess of $129.1 billion for various types of clients, including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

Victory Capital Segment. The Victory Capital portfolio manager who is primarily responsible for the day-to-day management of the segment of the Combined Portfolio managed by Victory Capital is Gary Miller.

Gary Miller is the CIO and lead portfolio manager of Sycamore Capitals's Small Cap Value Equity and Mid Cap Value Equity strategies. He has been associated with Victory Capital or an affiliate since 1987.

Wellington Management Company LLP (Wellington Management) is a Delaware limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of June 30, 2020, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1,121 billion in assets. The address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210.

Wellington Management Segment. The Wellington Management portfolio manager who is primarily responsible for the day-to-day management of the segment of the Combined Portfolio managed by Wellington Management is Greg Garabedian.

Gregory J. Garabedian, Senior Managing Director and Equity Portfolio Manager. Greg is an equity portfolio manager on the Opportunistic Value Team. He manages equity assets on behalf of clients, drawing on research from Wellington Management's global industry analysts, equity portfolio managers, and team analysts. He currently manages the Mid Cap Value and, Select Mid Cap Value, and Mid Cap Value Opportunities portfolios. Previously, Greg was an equity research analyst on the Opportunistic Value Team, responsible for conducting fundamental analysis on global equity investments in the insurance, industrials, capital goods, and agricultural industries.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. For each portfolio manager that is primarily responsible for the day-to-day portfolio management of the Target Portfolio and the Acquiring Portfolio, the SAI of the Trust contains an explanation of the structure of, and method(s) used by each of PGIM Investments, MFS, Victory and Wellington to determine portfolio manager compensation. For each such portfolio manager for the Target Portfolio and the Acquiring Portfolio, the SAI of the Trust also contains an explanation of any material conflicts of interest that may arise between a portfolio manager's management of the Target Portfolio's and Acquiring Portfolio's investments and investments in other accounts.

Portfolio Managers: Other Accounts—Additional Information About the Portfolio Managers—Other Accounts and Share Ownership. The SAI of the Trust provides additional information about the compensation for each portfolio manager that is primarily responsible for the day-to-day management of the Target Portfolio, the Acquiring Portfolio, other accounts managed by those portfolio managers, and ownership of Trust securities by those portfolio managers.

Contractual and Effective Investment Management Fee Rates for the Portfolios

The contractual investment management fee rates for the Target Portfolio and the Acquiring Portfolio are set forth below:

AST WEDGE Capital Mid-Cap Value Portfolio

0.7825% of average daily net assets up to $300 million;

0.7725% on next $200 million of average daily net assets;

0.7625% on next $250 million of average daily net assets;

0.7525% on next $2.5 billion of average daily net assets;

0.7425% on next $2.75 billion of average daily net assets;

0.7125% on next $4 billion of average daily net assets; and

0.6925% over $10 billion of average daily net assets

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

0.7325% of average daily net assets up to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $250 million of average daily net assets;

0.6525% on next $2.25 billion of average daily net assets;

0.6425% on next $2.75 billion of average daily net assets;

0.6125% on next $4 billion of average daily net assets; and

0.5925% over $10 billion of average daily net assets

Assuming completion of the Reorganization and based on the assets under management for each of the Portfolios as of June 30, 2020, the effective management fee rate for the Combined Portfolio would be 0.72%, based on the contractual investment management fee rate of the Acquiring Portfolio. Additionally, based on the current assets under management for each of the Portfolios as of June 30, 2020, and assuming completion of the Reorganization on that date, the pro forma annualized total net expense ratio for the Combined Portfolio is lower than the annualized total net expense ratio of the Target Portfolio, and is expected to continue to be lower following completion of the Reorganization.

VOTING INFORMATION

Approval of the Reorganization requires approval by a majority of the outstanding voting securities of the Target Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Target Portfolio's outstanding voting securities is the lesser of (i) 67% of the Target Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Target Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Target Portfolio's outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Target Portfolio beneficially owned at the close of business on the record date. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to the Trust's Amended and Restated Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Trust shareholders.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the Target Portfolio, will vote all shares of the Target Portfolio, including Target Portfolio shares owned by a Participating Insurance Company in its general account or otherwise, for which it does not receive instructions from the Contract owner beneficially owning the shares or for instructions that are not clearly marked, and the Participating Insurance Company will vote those shares (for the respective Proposal, against the respective Proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners ("Shadow Voting"). In addition, under the Trust's proxy voting procedures, shares of the Target Portfolios that are held by other Trust portfolios will be voted using the same Shadow Voting procedure. The presence at a Meeting of the Participating Insurance Companies affiliated with the Manager will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve a Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

•  You can vote your shares in any one of four ways:

•  By mail, with the enclosed voting instruction card;

•  Over the Internet;

•  Attending the Meeting via remote communication at https://viewproxy.com/Pru/ASTAnnuities/broadridgevsm/. Please visit the Meeting website no later than 11:59 p.m. Eastern Time on the day before the Meeting to register. Shareholders will need to register for the Meeting by entering the control number found on the proxy card or voting instruction form on the Meeting website; or

•  By phone.

If you simply sign and date the voting instruction card but give no voting instructions, your shares will be voted by the Participating Insurance Company in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the relevant Meeting or adjournment thereof.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions. In addition, you may revoke such instructions by attending the Meeting via remote communication at https://viewproxy.com/Pru/ASTAnnuities/broadridgevsm/. Please visit the Meeting website no later than 11:59 p.m. Eastern Time on the day before the Meeting to register. Shareholders will need to register for the Meeting by entering the control number found on the proxy card or voting instruction form on the Meeting website.

Other Matters

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, it is intended that the Participating Insurance Companies will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Trust or the Participating Insurance Company. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Trust may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Trust may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE TARGET PORTFOLIO
AND THE ACQUIRING PORTFOLIO

Each of the Target Portfolio and the Acquiring Portfolio is a separate series of the Trust, which is also an open-end management investment company registered with the SEC under the 1940 Act. Each of the Portfolios is, in effect, a separate mutual fund.

Additional information about the Acquiring Portfolio is included in Exhibit B to this Prospectus/Proxy Statement. Additional information about the Target Portfolio is included in the prospectus and SAI for the Trust under file number 033-24962, dated April 27, 2020, and the portions of that prospectus and SAI relating to the Target Portfolio are incorporated herein by reference. Further information about the Acquiring Portfolio is included in the SAI. The SAI, under file number 033-24962, is incorporated herein by reference. These documents are available upon request and without charge by calling 800-778-2255 or by writing to the Trust or to AST at 655 Broad Street, Newark, New Jersey 07102.

The Trust, on behalf of the Target Portfolio and the Acquiring Portfolio, files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. The Trust also prepares annual reports, which include the management discussion and analysis. The annual report is available both from the SEC and from the Trust. These materials can be inspected and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 233 Broadway, New York, NY 10279. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the Target Portfolio had 13,358,325.794 shares/votes outstanding. As of the Record Date, the Acquiring Portfolio had 23,708,708.137 shares/votes outstanding.

As of the Record Date, all of the shares of the Target Portfolio and the Acquiring Portfolio are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Companies are required to offer Contract owners the opportunity to instruct them as to how to vote Target Portfolio shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of the Target Portfolio or the Acquiring Portfolio.

Target Portfolio	Beneficial Owner Name*	Address	Shares/% Ownership
AST WEDGE Capital Mid-Cap Value Portfolio	PRUCO Life Insurance Company PLAZ—Annuity Attn: Separate Accounts, 7th Floor	213 Washington Street Newark, NJ 07102	4,174,603.416 / 31.25%
	Advanced Series Trust AST Academic Strategies Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	3,234,975.719 / 24.22%
	Pru Annuity Life Assurance Corp. PALAC—Annuity Attn: Separate Accounts, 7th Floor	213 Washington Street Newark, NJ 07102	2,718,494.312 / 20.35%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	1,350,399.569 / 10.11%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	878,890.035 / 6.58%
Acquiring Portfolio	Beneficial Owner Name*	Address	Shares/% Ownership
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	PRUCO Life Insurance Company PLAZ—Annuity Attn: Separate Accounts, 7th Floor	213 Washington Street Newark, NJ 07102	10,148,633.804 / 42.81%
	Pru Annuity Life Assurance Corp. PALAC—Annuity Attn: Separate Accounts, 7th Floor	213 Washington Street Newark, NJ 07102	8,192,569.734 / 34.56%
	Advanced Series Trust AST Academic Strategies Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	2,308,918.466 / 9.74%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the Trustees and Officers of the Trust, each as a group, beneficially owned less than 1% of the outstanding voting shares of either of the Portfolios.

FINANCIAL HIGHLIGHTS

The financial highlights, which follow will help you evaluate the financial performance of the Target Portfolio and the Acquiring Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in the Target Portfolio and the Acquiring Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any Contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return.

The financial highlights for the Target Portfolio for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, were derived from the financial statements audited by KPMG LLP, the Trust's independent registered public accounting firm for those years, whose reports on these financial statements were unqualified. The report of KPMG LLP for the year ended December 31, 2019, is included in the Trust's Annual Report to Shareholders for the Target Portfolio, which report is available upon request. The financial highlights for the Target Portfolio for the six-month period ended June 30, 2020, are unaudited and are included in the Trust's Semi-Annual Report to Shareholders for the Target Portfolio, which is available upon request.

The financial highlights for the Acquiring Portfolio for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, were derived from the financial statements audited by KPMG LLP, the Trust's independent registered public accounting firm for those years, whose reports on these financial statements were unqualified. The report of KPMG LLP for the year ended December 31, 2019, is included in the Trust's Annual Report to Shareholders for the Acquiring Portfolio, which report is available upon request. The financial highlights for the Acquiring Portfolio for the six-month period ended June 30, 2020, are unaudited and are included in the Trust's Semi-Annual Report to Shareholders for the Target Portfolio, which is available upon request.

	AST WEDGE Capital Mid-Cap Value Portfolio
	Six Months Ended June 30, 2020		Year Ended December 31,
	(unaudited)		2019		2018	2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$25.64		$21.52		$25.78	$21.75	$19.08		$20.43
Income (Loss) From Investment Operations:
Net investment income (loss)	0.09		0.41		0.20	0.17	0.25		0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(7.41)		3.71		(4.46)	3.86	2.39		(1.55)
Total from investment operations	(7.32)		4.12		(4.26)	4.03	2.64		(1.35)
Capital Contributions	—		—	(b)(c)	—	—	0.03	(d)	—
Net Asset Value, end of period	$18.32		$25.64		$21.52	$25.78	$21.75		$19.08
Total Return(e)	(28.55)%		19.14	%(f)	(16.52)%	18.53%	13.99	%(g)	(6.61)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$243		$338		$298	$426	$373		$360
Average net assets (in millions)	$237		$331		$382	$402	$351		$430
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.08	%(i)	1.06%		1.06%	1.06%	1.06%		1.07%
Expenses before waivers and/or expense reimbursement	1.09	%(i)	1.07%		1.07%	1.07%	1.07%		1.07%
Net investment income (loss)	0.89	%(i)	1.69%		0.78%	0.74%	1.29%		0.96%
Portfolio turnover rate(j)	55%		25%		33%	27%	35%		58%

(a)  Calculated based on average shares outstanding during the year.

(b)  Represents payment received by the Target Portfolio, from the Manager, in connection for costs incurred due to a portfolio allocation error.

(c)  Less than $0.005 per share.

(d)  Represents payment received by the Target Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(f)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)  Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 13.83%.

(h)  Does not include expenses of the underlying funds in which the Target Portfolio invests.

(i)  Annualized.

(j)  The Target Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Target Portfolio's portfolio turnover rate may be higher.

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
	Six Months Ended June 30, 2020		Year Ended December 31,
	(unaudited)		2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$35.30		$29.16		$34.91		$30.68	$25.95		$27.50
Income (Loss) From Investment Operations:
Net investment income (loss)	0.20		0.51		0.43		0.40	0.34		0.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(8.87)		5.63		(6.18)		3.83	4.36		(1.94)
Total from investment operations	(8.67)		6.14		(5.75)		4.23	4.70		(1.55)
Capital Contributions	—		—	(b)(c)	—	(c)(d)	—	0.03	(e)	—
Net Asset Value, end of period	$26.63		$35.30		$29.16		$34.91	$30.68		$25.95
Total Return(f)	(24.56)%		21.01	%(g)	(16.47	)%(g)	13.79%	18.23	%(h)	(5.64)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$637		$849		$715		$1,009	$919		$810
Average net assets (in millions)	$632		$821		$922		$968	$816		$934
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	1.01	%(j)	1.00%		0.99%		0.99%	1.00%		1.00%
Expenses before waivers and/or expense reimbursement	1.01	%(j)	1.00%		0.99%		0.99%	1.00%		1.00%
Net investment income (loss)	1.42	%(j)	1.54%		1.25%		1.23%	1.25%		1.43%
Portfolio turnover rate(k)	39%		18%		20%		27%	30%		22%

(a)  Calculated based on average shares outstanding during the year.

(b)  Represents payment received by the Acquiring Portfolio, from the Manager, in connection for costs incurred due to a portfolio allocation error.

(c)  Less than $0.005 per share.

(d)  Represents payment received by the Acquiring Portfolio, from Prudential, in connection with the failure to timely compensate the Acquiring Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Acquiring Portfolio's tax status as a partnership.

(e)  Represents payment received by the Acquiring Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(g)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)  Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 18.11%.

(i)  Does not include expenses of the underlying funds in which the Acquiring Portfolio invests.

(j)  Annualized.

(k)  The Acquiring Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Acquiring Portfolio's portfolio turnover rate may be higher.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization
B	Summary Prospectus for the Acquiring Portfolio dated April 27, 2020, as supplemented on October 7, 2020.

PRU-WEDGE-STMT

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Exhibit A

ADVANCED SERIES TRUST

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") of Advanced Series Trust, a Massachusetts business trust having its principal place of business at 655 Broad Street, Newark, New Jersey 07102 ("AST"), on behalf of the acquiring portfolio listed in Schedule A to this Plan (the "Acquiring Portfolio") and the target portfolio listed in Schedule A to this Plan (the "Target Portfolio"), is made as of this day of , 2020. Together, the Target Portfolio and the Acquiring Portfolio are referred to herein as the "Portfolios."

The reorganization for the Target Portfolio (hereinafter referred to as the "Reorganization") is intended to constitute a tax-free transaction for federal income tax purposes and will consist of: (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional shares of the Acquiring Portfolio ("Acquiring Portfolio Shares"); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by AST on behalf of the Acquiring Portfolio and the Target Portfolio, as applicable:

1.  Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a)  Subject to the terms and conditions of this Plan, AST shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all the liabilities of the Target Portfolio as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b)  The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Target Portfolio on the Closing date (as defined in Section 3, hereinafter the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c)  Subject to the terms and conditions of this Plan, AST on behalf of the Acquiring Portfolio shall at the Closing deliver to the Target Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Target Portfolio ("Target Portfolio Shares") on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d)  Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of AST relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.  Valuation.

(a)  The value of the Target Portfolio's Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in AST's current effective prospectus.

(b)  The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

(c)  The net asset value of a share of the Target Portfolio shall be determined to the fourth decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

3.  Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be [February 22, 2021], or such other date as determined in writing by AST's officers. The Closing shall take place at the principal office of AST at 5:00 p.m. Eastern time on the Closing Date. AST on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio's Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio's custodians. Also, AST on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. AST on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio's account on the Closing Date to the Secretary of AST, or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as AST on behalf of Target Portfolio may request.

4.  Representations and Warranties by AST on behalf of the Target Portfolio.

AST makes the following representations and warranties about the Target Portfolio:

(a)  The Target Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)  AST on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2019, audited by KPMG LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in AST's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2020 present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Target Portfolio's business as such business is now being conducted.

(e)  AST on behalf of the Target Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Target Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), since its inception and will continue to satisfy such requirements at the Closing.

(h)  The Target Portfolio, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for the Target Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Portfolio to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(i)  At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(j)  Except as may be disclosed in AST's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Portfolio.

(k)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolio.

(l)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5.  Representations and Warranties by AST on behalf of the Acquiring Portfolio.

AST makes the following representations and warranties about the Acquiring Portfolio:

(a)  The Acquiring Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)  AST on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2019, audited by KPMG LLP, fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in AST's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2020 present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Acquiring Portfolio's business as such business is now being conducted.

(e)  AST on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquiring Portfolio has elected to be, and is, treated as a partnership for federal income tax purposes. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(g)  The statement of assets and liabilities to be created by AST for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(h)  At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(i)  Except as may be disclosed in AST's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolio.

(j)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolio.

(k)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(l)  AST anticipates that consummation of this Plan will not cause the Acquiring Portfolio to fail to conform to the requirements of Section 817(h) at the end of each tax quarter.

6.  Intentions of AST on behalf of the Portfolios.

(a)  At the Closing, AST on behalf of the Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by AST's transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(b)  AST intends to operate each Portfolio's respective business as presently conducted between the date hereof and the Closing.

(c)  AST intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio's shareholders.

(d)  AST on behalf of the Target Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolio.

(e)  AST intends that, by the Closing, each Portfolio's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f)  AST intends to mail to each shareholder of the Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  AST intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable.

At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Target Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

7.  Conditions Precedent to be Fulfilled by AST on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a)  That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by AST on behalf of the Portfolios shall occur prior to the Closing; and (iii) AST shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of AST on behalf of the Portfolios.

(c)  That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d)  That at or immediately prior to the Closing, the Target Portfolio shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Portfolio's shareholders all of such Target Portfolio's investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

(d)  That there shall be delivered to AST on behalf of the Portfolios an opinion from Goodwin Procter LLP, in form and substance satisfactory to AST, substantially to the effect that the transactions contemplated by this Plan should constitute a tax-free transaction for federal income tax purposes. Such opinion shall contain at a minimum the conclusion that the transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio for U.S. federal income tax purposes.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of AST with regard to matters of fact.

(e)  That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(f)  That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

8.  Expenses.

(a)  AST represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  All costs incurred in entering into and carrying out the terms and conditions of this Plan, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of the relevant combined Prospectus and Proxy Statement and related materials, shall be paid by Prudential Annuities Distributors, Inc. or its affiliates under the fee received from the Target Portfolio under its Rule 12b-1 plan. Transaction costs, including brokerage commissions, shall be paid by the Portfolio entering into the transaction.

9.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of a Target Portfolio) prior to the Closing, or the Closing may be postponed by AST on behalf of a Portfolio by resolution of the Board of Trustees of AST if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)  If the transactions contemplated by this Plan have not been consummated by [December 31, 2021], the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of AST on behalf of the Portfolios.

(c)  In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and neither AST, the Acquiring Portfolio nor the Target Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by AST's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)  If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of AST on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued the Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless AST on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

10.  Entire Plan and Amendments.

This Plan embodies the entire plan of AST on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by AST. Neither this Plan nor any interest herein may be assigned without the prior written consent of AST on behalf of the Portfolio corresponding to the Portfolio making the assignment.

11.  Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to AST at 655 Broad Street, Newark, NJ 07102, Attention: Secretary.

12.  Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

ADVANCED SERIES TRUST on behalf of the Acquiring Portfolio listed in Schedule A
Attest: Melissa Gonzalez, _______________________ Assistant Secretary	By: ______________________________________ Title:
ADVANCED SERIES TRUST on behalf of the Target Portfolio listed in Schedule A
Attest: Melissa Gonzalez, _______________________ Assistant Secretary	By: ______________________________________ Title:

Schedule A

Target Portfolio	Acquiring Portfolio
AST WEDGE Capital Mid-Cap Value Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio

Exhibit B

EXHIBIT B TO PROSPECTUS/PROXY STATEMENT

B-1

STATEMENT OF ADDITIONAL INFORMATION

TO PROSPECTUS/PROXY STATEMENT

Dated November 23, 2020

655 Broad Street

Newark, New Jersey 07102

Reorganization of AST WEDGE Capital Mid-Cap Value Portfolio into the AST Neuberger Berman/LSV Mid-Cap Value Portfolio

This Statement of Additional Information (the “SAI”) expands upon and supplements information contained in the combined Proxy Statement of the AST WEDGE Capital Mid-Cap Value Portfolio (the “Target Portfolio”), a series of the Advanced Series Trust (the “Trust” or “AST”), and the Prospectus of the AST Neuberger Berman/LSV Mid-Cap Value Portfolio (the “Acquiring Portfolio,” and together with the Target Portfolio, the “Portfolios”), a series of the Trust, dated November 23, 2020 (such combined Proxy Statement and Prospectus being referred to herein as the “Prospectus/Proxy Statement”).

This SAI relates specifically to the proposed transfer of all of the Target Portfolio’s assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio’s assumption of all of the Target Portfolio’s liabilities, and (ii) the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Acquiring Portfolio Shares”). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transaction, the Target Portfolio will be completely liquidated, and Contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of such Portfolio as a separate series of the Trust.

The acquisition of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its shareholders is referred to herein as the “Reorganization.” If shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio.

This SAI consists of: (i) this Cover Page, (ii) a comparison of the investment restrictions of the Target Portfolio and the Acquiring Portfolio, and (iii) pro forma financial information relating to the Target Portfolio and the Acquiring Portfolio. Additional information relating to the Trust is included in the Statement of Additional Information of the Trust under file number 033-24962, dated April 27, 2020 (the “Trust SAI”), which is hereby incorporated by reference. Those portions of the Trust SAI, under file number 033-24962, relating to the Target Portfolio are incorporated herein by reference.

Audited financial statements and accompanying notes for the Target Portfolio and the Acquiring Portfolio for the fiscal year ended December 31, 2019, and the independent auditors’ report thereon, dated February 12, 2020, is incorporated herein by reference from the Trust’s Annual Report to Shareholders under file number 811-05186. Unaudited financial statements and accompanying notes for the Target Portfolio and the Acquiring Portfolio for the six-month period ended June 30, 2020, are incorporated herein by reference from the Trust’s Semi-Annual Report to Shareholders under file number 811-05186.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, which relates to the Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 800-778-2255 or by writing to AST at 655 Broad Street, Newark, New Jersey 07102. In addition, a copy of the Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. The Securities and Exchange Commission (the “SEC”) maintains a website (www.sec.gov) that contains this SAI and other material incorporated by reference and considered part of this SAI and the Prospectus/Proxy Statement, together with other information regarding AST.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

Page No.
Investment Restrictions	S-3
Pro Forma Financial Information	S-4
Additional Information Relating to the Acquiring Portfolio and the Combined Portfolio	S-5

INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the Target Portfolio and the Acquiring Portfolio. Fundamental restrictions may not be changed by the Board without a majority vote of shareholders as required by the Investment Company Act of 1940, as amended (the “1940 Act”). Non-fundamental restrictions may be changed by the Board without shareholder approval.

Fundamental Investment Restrictions Applicable to the Target Portfolio and the Acquiring Portfolio

Under their fundamental investment restrictions, each of the Target Portfolio and the Acquiring Portfolio will not:

1)             Issue senior securities, except as permitted under the 1940 Act.

2)             Borrow money, except that the Target Portfolio and the Acquiring Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Target Portfolio’s and the Acquiring Portfolio’s investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/2% of the value of the Target Portfolio’s or the Acquiring Portfolio’s assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Target Portfolio and the Acquiring Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

3)             Underwrite securities issued by other persons, except to the extent that the Target Portfolio or the Acquiring Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

4)             Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit either the Target Portfolio or the Acquiring Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5)             Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit either the Target Portfolio or the Acquiring Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with its investment policies, or (ii) investing in securities of any kind.

6)             Make loans, except that each of the Target Portfolio and the Acquiring Portfolio may (i) lend portfolio securities in accordance with its investment policies in amounts up to 33 1/2% of its total assets taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7)             Purchase any security if, as a result, more than 25% of the value of either the Target Portfolio’s or the Acquiring Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto).

8)             With respect to 75% of the value of the Target Portfolio’s or the Acquiring Portfolio’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of its total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Target Portfolio or the Acquiring Portfolio.

If a restriction on either the Target Portfolio’s or the Acquiring Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Target Portfolio’s or the Acquiring Portfolio’s assets invested in certain securities or other instruments, or change in average duration of its investment portfolio, resulting from changes in the value of its total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (6), the Target Portfolio and the Acquiring Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit either the Target Portfolio’s or the Acquiring Portfolio’s investments in loan participations and assignments.

PRO FORMA FINANCIAL INFORMATION

The Reorganization is intended to consolidate the Target Portfolio into the Acquiring Portfolio. The portfolio resulting from the Reorganization is referred to herein as the “Combined Portfolio.” The unaudited pro forma information set forth below for the 12 months ended June 30, 2020, is intended to present ratios and supplemental data as if the Reorganization had been consummated at July 1, 2020. Such unaudited pro forma information should be read in conjunction with the Trust’s Annual Report to Shareholders dated December 31, 2019 and the Trust’s Semi-Annual Report to Shareholders under file number 811-05186, dated June 30, 2020, relating to the Target Portfolio and the Acquiring Portfolio, which are on file with the SEC and is available at no charge.

For the 12 months ended June 30, 2020, the average daily net assets of the Target Portfolio were approximately $284 million, and the average daily net assets of the Acquiring Portfolio were approximately $727 million. The pro forma average daily net assets of the Combined Portfolio for the 12 months ended June 30, 2020, were approximately $1,011 million. The pro forma net assets of the Combined Portfolio on June 30, 2020 were approximately $880 million. On or about February 22, 2021, the Acquiring Portfolio will be “repositioned,” which involves subadviser changes and changes to the Acquiring Portfolio’s investment strategies.

The Portfolios have the same custodian, transfer agent and shareholder servicing agent, sub-transfer agent, and independent registered public accounting firm. Each of these service providers has entered into an agreement with the Trust, PGIM Investments LLC (“PGIM Investments”) and AST Investment Services, Inc. (“ASTIS,” and together with PGIM Investments, the “Manager”) on behalf of the Portfolios, which governs the provision of services to the Portfolio. Such agreements contain the same terms with respect to the Portfolios.

The Target Portfolio and the Acquiring Portfolio are managed by PGIM Investments and ASTIS. The subadviser for the Target Portfolio is WEDGE Capital Management, LLP (“WEDGE”), and the subadvisers for the Acquiring Portfolio are Neuberger Berman Investment Advisers LLC (“NBIA”) and LSV Asset Management (“LSV”). If the Reorganization is approved, the Combined Portfolio will be subadvised by MFS, Victory and Wellington.

The contractual investment management fee rates for the Target Portfolio and the Acquiring Portfolio are set forth below:

AST WEDGE Capital Mid-Cap Value Portfolio

0.7825% of average daily net assets up to $300 million;

0.7725% on next $200 million of average daily net assets;

0.7625% on next $250 million of average daily net assets;

0.7525% on next $2.5 billion of average daily net assets;

0.7425% on next $2.75 billion of average daily net assets;

0.7125% on next $4 billion of average daily net assets; and

0.6925% over $10 billion of average daily net assets

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

0.7325% of average daily net assets up to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $250 million of average daily net assets;

0.6525% on next $2.25 billion of average daily net assets;

0.6425% on next $2.75 billion of average daily net assets;

0.6125% on next $4 billion of average daily net assets; and

0.5925% over $10 billion of average daily net assets

Annual Portfolio Operating Expenses (as of 6/30/20)(1)

	Target Portfolio			Acquiring Portfolio			Combined Portfolio
	Amount	Percentage of Average Net Assets		Amount	Percentage of Average Net Assets		Amount	Percentage of Average Net Assets
Management Fee	$2,219,987	0.78%		$5,259,898	0.72%		7,251,091	0.72%
Distribution and/or Service Fees (l2b-l Fees)	709,730	0.25%		1,817,508	0.25%		2,527,238	0.25%
Other Expenses	144,298	0.05%		223,511	0.03%		296,736	0.03%
Total Annual Portfolio Operating Expenses	$3,074,015	1.08%		$7,300,917	1.00%		$10,075,065	1.00%
Fee Waiver and/or Expense Reimbursement	(28,389)	(0.01	)%(2)	(14,540)	(0.00	)%(3)	(51,556)	(0.01	)%(4)
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$3,045,626	1.07%		$7,286,377	1.00%		$10,023,509	0.99%

(1) On or about February 22, 2021, the Acquiring Portfolio will be “repositioned,” which involves subadviser changes and changes to the Acquiring Portfolio’s investment strategies. In addition, effective on or about February 22, 2021, the Acquiring Portfolio will be renamed “AST Mid-Cap Value Portfolio.”

(2) The Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

(3) The Manager has contractually agreed to waive 0.002% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

(4) To the extent the Reorganization is approved, the Manager has contractually agreed to waive 0.0051% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Combined Portfolio so that the Combined Portfolio’s investment management fee plus other expenses (exclusive, in all cases, of interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Combined Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.00% of the Combined Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

Prudential Annuities Distributors, Inc. (“PAD”) serves as the distributor of each portfolio of the Trust, including the Acquiring Portfolio and the Target Portfolio. PAD is an affiliate of PGIM Investments. For the 12-month period ended December 31, 2019, the 12b-1 fee paid by the Acquiring Portfolio to PAD was 0.25%. The distribution and service (12b-1) fee paid by the Acquiring Portfolio to PAD is intended to compensate PAD and its affiliates for various administrative services, including but not limited to the filing, printing and delivery of the Trust’s prospectus and statement of additional information, annual and semi-annual shareholder reports, and other required regulatory documents, responding to shareholder questions and inquiries relating to the Acquiring Portfolio, and related functions and services. In addition, pursuant to the 12b-1 Plan, the fee is intended to compensate PAD and its affiliates for various services rendered and expenses incurred in connection with activities intended to result in the sale or servicing of the shares of the Acquiring Portfolio.

Generally, as the asset size of a portfolio increases, the Other Expenses, as a percentage of net assets, decrease. Given that the Combined Portfolio is expected to be larger than the Target Portfolio, the Other Expenses of the Combined Portfolio would have been lower than the Other Expenses of the Target Portfolio had the Reorganization occurred on June 30, 2020 as a percentage of net assets.

No significant accounting policies will change as a result of the Reorganization, specifically, policies regarding valuation of portfolio securities, or compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended. The performance history of the Target Portfolio will terminate upon the completion of the Reorganization.

The Reorganization is expected to be tax-free for U.S. federal income tax purposes. This means that no gain or loss should be recognized by the Target Portfolio or its shareholders (i.e., the Participating Insurance Companies) as a result of the completion of the Reorganization. However, gain or loss will be recognized on any related sale of the Target Portfolio’s holdings. The aggregate tax basis of the Acquiring Portfolio shares received by shareholders of the Target Portfolio in connection with the Reorganization will be the same as the aggregate tax basis of the Target Portfolio shares held immediately before the Reorganization.

Additional Information Relating to the Acquiring Portfolio and the Combined Portfolio

Introduction

Additional information relating specifically to the Combined Portfolio is set forth below.

Subadvisory Agreements for Combined Portfolio

The Manager has entered into subadvisory agreements with MFS, Victory and Wellington, pursuant to which PGIM Investments and ASTIS (and not the Combined Portfolio) will pay MFS, Victory and Wellington the annualized fees shown below.

Subadviser	Fee Rate
Massachusetts Financial Services Company	0.40% of average daily net assets on the first $250 million;
0.375% of average daily net assets on the next $250 million;
0.35% of average daily net assets on the next $500 million;
0.32% of average daily net assets over $1,000 million
Victory Capital Management Inc.	0.40% of average daily net assets on the first $200 million;
0.35% of average daily net assets on the next $250 million;
0.30% of average daily net assets on the next $250 million;
0.25% of average daily net assets over $700 million
Wellington Management Company LLP	0.35% of average daily net assets on the first $100 million;
0.30% of average daily net assets on the next $100 million; and
0.25% of average daily net assets over $200 million.

MFS: MFS has agreed to a voluntary subadvisory fee waiver arrangement that applies across each of the following portfolios or sleeves of portfolios managed by MFS:

• AST Large-Cap Core Portfolio (sleeve managed by MFS)

• AST MFS Global Equity Portfolio

• AST MFS Growth Allocation Portfolio

• AST MFS Growth Portfolio

• AST MFS Large-Cap Value Portfolio

• AST Mid-Cap Growth Portfolio (sleeve managed by MFS)

• AST Mid-Cap Value Portfolio (sleeve managed by MFS)

MFS has agreed to voluntarily reduce the monthly subadvisory fees paid by ASTIS and/or PGIM Investments to MFS for each portfolio listed above (or the sleeve thereof subadvised by MFS) by the following percentages and with respect to the subadvisory fees otherwise payable on the incremental assets of the combined average daily net assets of the portfolios (or the sleeve thereof subadvised by MFS) that fall into the tiers listed below during any calendar month. To the extent the fee waiver is triggered for any particular calendar month, the resulting incremental discount will be applied pro rata across each of the portfolios (or the portion thereof subadvised by MFS).

Combined Average Daily Net Assets	Percentage Fee Waiver
First $5 billion	No Fee Reduction
Over $5 million and up to $7.5 billion	5% Fee Reduction
Over $7.5 million and up to $10 billion	7.5% Fee Reduction
Over $10 million and up to $20 billion	10% Fee Reduction
Over $20 billion and to $30 billion	15% Fee Reduction
Over $30 billion	20% Fee Reduction

Portfolio Managers: Other Accounts

Additional Information About the Portfolio Managers—Other Accounts and Share Ownership—Acquiring Portfolio

The following table sets forth information about the Acquiring Portfolio and accounts other than the Acquiring Portfolio for which the portfolio managers are primarily responsible for day-to-day portfolio management as of August 31, 2020. The table shows, for each such portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The table also sets forth the dollar range of equity securities of each portfolio of the Trust beneficially owned by the portfolio managers as of August 31, 2020.

		Registered	Other Pooled		Ownership
	Portfolio	Investment	Investment		of Fund
Adviser/Subadvisers	Managers	Companies	Vehicles	Other Accounts	Securities
PGIM Investments LLC	Brian Ahrens	19/$56.76 billion	None	None	None
	Andrei O. Marinich, CFA	19/$56.76 billion	None	None	None
	Todd L. Kerin	19/$56.76 billion	None	None	None
	Saleem Z. Banatwala, CFA	13/$11.99 billion	None	None
Massachusetts Financial Services Company	Brooks Taylor	9/$24,277.8 billion	None	4/$89.9 billion	None
	Kevin Schmitz	8/$16,688.3 billion	None	4/$89.9 billion	None
Victory Capital Management Inc.	Gary Miller	6/$18,964.45 billion	4/$653.43 billion	19/$1,208.81 billion	None
Wellington Management Company LLP	Greg Garabedian	7/$2,327,875,981	3/$209,195,430 1/$8,066,673	6/$1,218,701,312 2/$102,366,679	None

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest—Acquiring Portfolio

PGIM Investments LLC

PORTFOLIO MANAGER COMPENSATION. Prudential provides compensation opportunities to eligible employees to motivate and reward the achievement of outstanding results by providing market-based programs that:

•  Attract and reward highly qualified employees

•  Align with critical business goals and objectives

•  Link to the performance results relevant to the business segment and Prudential

•  Retain top performers

•  Pay for results and differentiate levels of performance

•  Foster behaviors and contributions that promote Prudential’s success

The components of compensation for a Vice President in PGIM Investments consists of base salary, annual incentive compensation and long term incentive compensation.

Base Pay Overview: The Prudential compensation structure is organized in grades, each with its own minimum and maximum base pay (i.e., salary). The grades reflect pay patterns in the market. Each job in the plan—from CEO through an entry-level job—is included in one of the grades. The main determinant of placement in the base pay structure is market data. On an annual basis, Corporate Compensation collects and analyzes market data to determine if any change to the placement of job in the structure is necessary to maintain market competitiveness. If necessary, structural compensation changes (e.g., increases to base pay minimum and maximums) will be effective on the plan’s effective date for base pay increases.

Annual Incentive Compensation Overview: The plan provides an opportunity for all participants to share in the annual results of Prudential, as well as the results of their division or profit center. Results are reviewed and incentive payments are made as early as practicable after the close of the plan year. Incentive payments are awarded based on organizational performance—which determines the available dollar amounts—and individual performance. Individual performance will be evaluated on the basis of contributions relative to others in the organization. Incentive payments are granted from a budgeted amount of money that is made available by the Company. Initial budgets are developed by determining the competitive market rates for incentives as compared to our comparator companies. Each organization’s budget pool may be increased or decreased based on organizational performance. Organizational performance is determined by a review of performance relative to our comparator group, as well as key measures indicated in our business plan, such as Return on Required Equity (RORE), earnings and revenue growth.

Long Term Incentive Compensation Overview: In addition, executives at the Vice President level and above are eligible to participate in a long term incentive program to provide an ownership stake in Prudential Financial. Long-Term incentives currently consist of restricted stock and stock options. The stock options vest 1/2 per year over 3 years and the restricted stock vests 100% at the end of 3 years.

CONFLICTS OF INTEREST. PGIM Investments follows Prudential Financial’s policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

Massachusetts Financial Services Company

COMPENSATION. MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2019, portfolio manager total cash compensation is a combination of base salary and performance bonus:

1.              Base Salary — Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

2.              Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

With respect to each portfolio manager, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”).

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan — Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

POTENTIAL CONFLICTS OF INTEREST. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Portfolio’s investments. Investments selected for funds or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Victory Capital Management Inc. (“Victory Capital”)

Victory Capital’s portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Portfolio and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Portfolio along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (3) desirable trade allocations, to such other accounts. In addition, to assist in the investment decision-making process for its clients, including the Portfolio, Victory Capital may use brokerage commissions generated from securities transactions to obtain research and/or brokerage services from broker-dealers. Thus, Victory Capital may have an incentive to select a broker that provides research through the use of brokerage, rather than paying for execution only. Certain other trading practices, such as cross-trading between the Portfolio and another account, also may raise conflict of interest issues. Victory Capital has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, Victory Capital has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Victory Capital investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that Victory Capital’s compliance program will achieve its intended result.

Victory Capital has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory Capital’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital’s overall financial success.

Each of the Victory Capital portfolio managers receives a base salary plus an annual incentive bonus for managing the Portfolio, separate accounts, other investment companies, pooled investment vehicles and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark. Each of the investment franchises employed by Victory Capital (including RS Investments) may earn incentive compensation based on a percentage of Victory Capital’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer of each team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory Capital’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or client accounts relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

Victory Capital’s portfolio managers may participate in the equity ownership plan of Victory Capital’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Wellington Management Company LLP

Portfolio Manager Compensation

Wellington Management receives a fee based on the assets under management of each Portfolio as set forth in the Investment Subadvisory Agreement between Wellington Management and the Manager on behalf of each Portfolio. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to a Portfolio. The following information is as of December 31, 2019.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of a Portfolio (the “Investment Professional”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Investment Professionals is determined by the Investment Professionals’ experience and performance in their role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. The Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three, and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professional, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.  Mr. Garabedian is a Partner.

Fund: AST Mid-Cap Value Portfolio (Wellington sleeve)

Benchmark Index and/or Peer Group for Incentive Period: Russell 2500 Value

Potential Conflicts

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. A Portfolio’s managers listed in the prospectus who are primarily responsible for the day-to-day management of a Portfolio (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of a Portfolio. The Investment Professionals make investment decisions for each account, including a Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to a Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of a Portfolio.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Portfolio, or make investment decisions that are similar to those made for a Portfolio, both of which have the potential to adversely impact a Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for a Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of a Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing a Portfolio. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.